UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 23, 2021 (June 22, 2021)

i3 Verticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38532	82-4052852
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Burton Hills Blvd., Suite 415 Nashville, TN		37215
(Address of principal executive offices)		(Zip Code)
(615) 465-4487
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 Par Value	IIIV	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company.  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 22, 2021, Geoff Smith, currently the Vice President of Finance of i3 Verticals, Inc. (the “Company”), was appointed as the Company’s Principal Accounting Officer. In connection with Mr. Smith’s appointment, the Board of Directors of the Company (the “Board”) awarded Mr. Smith an option to purchase up to 20,000 shares of the Company’s Class A common stock in accordance with the terms of the Company’s 2018 Equity Incentive Plan, which option vests ratably in three equal annual installments beginning on June 22, 2022, subject to Mr. Smith’s continued service with the Company. Additionally, following the recommendation of the Compensation Committee of the Board, the Board approved an increase to the base salary for Mr. Smith to $177,000, effective as of June 22, 2021.
Mr. Smith, 34, has served as the Company’s Vice President of Finance since June 2020. He previously served as Controller of i3 Verticals, LLC from July 2017 to June 2018 and as Controller of i3 Verticals, LLC and the Company from June 2018 to June 2020. Prior to joining i3 Verticals, LLC, Mr. Smith’s career began at Ernst & Young, LLP in October 2010 where he served as a Manager. Mr. Smith holds a Bachelor of Science and a Masters in Accountancy from Vanderbilt University and is an inactive Certified Public Accountant in the state of Tennessee.
There are no arrangements or understandings between Mr. Smith and any other persons pursuant to which he was selected as the Company’s Principal Accounting Officer. There are no family relationships between Mr. Smith and any director or executive officer of the Company, and Mr. Smith has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 23, 2021

i3 VERTICALS, INC.

By:	/s/ Clay Whitson
Name:	Clay Whitson
Title:	Chief Financial Officer